UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2012

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1103 United Success Commercial Centre 508 Jaffe Road, Causeway Bay Hong Kong
(Address of principal executive offices)

+852.3721.3668
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 10, 2012, Surna, Inc. (the “Company”) notified its existing independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”) that it had engaged RBSM LLP (“RBSM”) to become its new independent registered public accounting firm effective with the interim period ended September 30, 2012.  The change in independent registered public accounting firm was ratified and approved by the Company’s Board of Directors.  This change constituted a dismissal of the former independent registered public accounting firm, MaloneBailey.

MaloneBailey’s reports on the Company’s consolidated financial statements as of and for the two fiscal years ended November 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of MaloneBailey on the Company’s consolidated financial statements for the two fiscal years ended November 30, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended November 30, 2011, and the subsequent interim period through November 10, 2012, there were no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the consolidated financial statements of the Company for such year.

During the fiscal year ended November 30, 2011, and during the subsequent interim period through November 10, 2012, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of this disclosure set forth under this Item 4.01 and requested MaloneBailey to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th of November, 2012.

SURNA INC.
BY:	/s/ Richard Clarke
Richard Clarke, President Principal Executive Officer

3